THE HUNTINGTON FUNDS

(the “Trust”)

HUNTINGTON VA DIVIDEND CAPTURE FUND

HUNTINGTON VA SITUS FUND

(each a “VA Fund” and together the “VA Funds”)

SUPPLEMENT DATED OCTOBER 30, 2015, TO THE VA FUNDS’

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2015, AS AMENDED

On September 3, 2015, The Huntington National Bank, the sole shareholder of Huntington Asset Advisors, Inc. (the “Advisor”), the VA Funds’ investment advisor, entered into an agreement to sell the Advisor to Rational Capital LLC (the “Transaction”). Under the Investment Company Act of 1940 (the “1940 Act”), the closing of the Transaction (the “Closing”) will cause the Trust’s current investment advisory agreement with the Advisor to terminate. In connection with the Transaction, the Trust’s Board of Trustees has approved the following:

•	a new investment advisory agreement with the Advisor (to be renamed Rational Advisors, Inc.) with respect to each VA Fund, which agreement would have the effect of increasing the management fee paid to the Advisor by the VA Funds from 0.60% of each VA Fund’s average daily net assets to 0.75%;

•	nominees to replace certain of the current Trustees on the Board of Trustees of the Trust;

•	a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act; and

•	a proposal to permit the Advisor, as the investment advisor to the VA Funds, to hire and replace subadvisors or to modify subadvisory agreements with respect to any VA Fund without shareholder approval.

Each of these items will be submitted to the shareholders of the VA Funds for their approval at a joint special meeting of shareholders that has been scheduled for December 18, 2015. The Closing is subject to certain shareholder approvals and other conditions to closing, and is currently expected to occur on December 31, 2015.

Effective upon Closing, it is expected that the contractual limitation imposed by the Advisor on each VA Fund’s total annual fund operating expenses (exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) will be revised as follows:

	Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements
VA Fund	Pre-Closing	Post-Closing
Huntington VA Dividend Capture Fund	0.99%	1.25%
Huntington VA Situs Fund	1.00%	1.25%

Additionally, it is expected that the Advisor will have new management after the Closing. In connection with the anticipated change in management, it is expected that the VA Funds’ portfolio managers primarily responsible for overseeing the VA Funds’ investments, effective upon the Closing, will be as follows:

David Miller

Senior Portfolio Manager. Service with the VA Funds since 2016.

Co-founder of Catalyst Capital Advisors LLC (“Catalyst”), an affiliate of Rational Capital LLC, in 2006. He is responsible for the day-to-day management of several funds managed by Catalyst and its affiliates. Prior to founding Catalyst, Mr. Miller was the CEO of Investment Catalyst, an investment newsletter he founded in 2005, which worked to identify undervalued stocks with a near term catalyst for appreciation.

Michael Schoonover

Portfolio Manager. Service with the VA Funds since 2016.

Portfolio manager of Catalyst since November 2013. He is responsible for the day-to-day management of several other funds managed by Catalyst and its affiliates. Mr. Schoonover began his association with Catalyst in 2011 as a research consultant supporting the implementation and back testing of quantitative strategies. In March 2013, he became a senior analyst at Catalyst to provide investment research for several mutual funds. From 2005-2011, he served in various technical and scientific management roles with the Perrigo Company.

The foregoing is not a solicitation of any proxy. Once a Proxy Statement regarding the above proposals has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and has become effective, shareholders will receive a copy of the Proxy Statement. You may also obtain a free copy of the Proxy Statement by calling The Huntington Funds at 800-253-0412 or visiting www.huntingtonvafunds.com. You should carefully read and consider the Proxy Statement before voting on any proposal. The Proxy Statement also will be available without charge on the SEC’s web site (www.sec.gov).